UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K- A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 18, 2005
                  ---------------------------------------------
                        (Date of earliest event reported)

                           Cyber Defense Systems, Inc.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Florida                             333-46424                   55-0876130
------------------------        ---------------------        -------------------
(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation)               file number)                 Identification No.)


10901 Roosevelt Boulevard, Suite 100-D
St. Petersburg, Florida                                           33716
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(Address of Principal Executive Offices)                        (Zip Code)

                                (727) 577 - 0873
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              (Registrant's Telephone Number, Including Area Code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)


------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act [(17 CFR 240.14d-2(b)]

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act [(17 CFR 240.13e-4(c)].

Item 5.03 Amendments to Articles of Incorporation or ByLaws; Changes in Fiscal Year.

     Changes in Fiscal Year.

     This  Form  8-K  is  being  filed  by  Cyber  Defense  Systems,  Inc.  (the
"Registrant" or "Cyber Defense"). In accordance with Rule 12g-3 of the Securities Exchange Act of 1934, as amended, and as disclosed in a Form 8-K filed by Cyber Defense on September 13, 2004, Cyber Defense is the Successor Registrant to E-City Software, Inc.("E-City") pursuant to a change of domicile merger which became effective on September 1, 2004. This change of domicile merger was preceded by another merger by means of which an entity known as On Alert Systems, Inc. ("On Alert") was also merged into Cyber Defense. Both of these mergers were taken pursuant to the "short-form" merger laws which allow a parent to merge a subsidiary into itself without having to obtain shareholder consent.

     In addition, while the fiscal year of E-City, the predecessor Registrant, ended on March 31, the fiscal year of Cyber Defense, the Successor Registrant, now ends on December 31.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Cyber Defense Systems, Inc.


By:  /s/ William C. Robinson
---------------------------------
Name:    William C. Robinson
Title:   Chief Executive Officer

Dated: February 18, 2004